Exhibit 10.2

EMPLOYEE MATTERS AGREEMENT

Dated as of [                    ], 2011

by and between

MARATHON OIL CORPORATION

and

MARATHON PETROLEUM CORPORATION

EMPLOYEE MATTERS AGREEMENT

This Employee Matters Agreement (this “Agreement”), dated as of [                ], 2011, is by and between Marathon Oil Corporation, a Delaware corporation (“Marathon Oil” or “MRO”), and Marathon Petroleum Corporation, a Delaware corporation (“Marathon Petroleum” or “MPC”).

WHEREAS, Marathon Oil, through its Subsidiaries, (other than Marathon Petroleum and its Subsidiaries), is engaged in the businesses of crude oil and natural gas exploration and production, integrated natural gas, and oil sands mining (collectively the “Marathon Oil Business”);

WHEREAS, Marathon Petroleum, through its Subsidiaries is engaged in the business of petroleum refining, marketing and transportation (the “Marathon Petroleum Business”);

WHEREAS, the Board of Directors of Marathon Oil has determined that it would be advisable and in the best interests of Marathon Oil and its stockholders for Marathon Oil to distribute on a pro rata basis to the holders of Marathon Oil’s common stock all of the outstanding shares of Marathon Petroleum common stock owned by Marathon Oil (the “Distribution”);

WHEREAS, Marathon Oil and Marathon Petroleum have entered into a Separation and Distribution Agreement dated as of the date hereof (the “Distribution Agreement”) in order to carry out, effect and consummate the Distribution; and

WHEREAS, pursuant to the Distribution Agreement, Marathon Oil and Marathon Petroleum have agreed to enter into this Agreement for the purpose of allocating assets, Liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between and among them.

NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Distribution Agreement. For purposes of this Agreement:

“Actuary” means the Aon Hewitt business component of Aon Corporation and/or any other actuarial firm that will perform the calculations required by this Agreement.

“Agreement” means this Employee Matters Agreement together with those parts of the Distribution Agreement specifically referenced herein and all Schedules hereto.

“Benefit Plan” means, with respect to an entity, each plan, program, arrangement, agreement or commitment (whether written or unwritten, formal or informal) that is an employment, consulting, non-competition or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, supplemental retirement, stock option, stock purchase, stock appreciation rights, restricted stock, other equity-based compensation, severance pay, salary continuation, life, health, hospitalization, wellness, sick leave, vacation pay, disability or accident insurance plan, or other employee benefit plan, program, arrangement, agreement or commitment, (1) including any “employee benefit plan” (as defined in Section 3(3) of ERISA), sponsored or maintained by such entity (or to which such entity contributes or is required to contribute or has any Liabilities, directly or indirectly, contingent or fixed) and (2) excluding any indemnification obligations, other than any obligations contained in any of the foregoing.

“COBRA” means the continuation coverage requirements for “group health plans” under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as codified in Code Section 4980B and Sections 601 through 608 of ERISA, and any similar purpose state group health plan continuation Law.

“Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986.

“Delayed Transfer Employees” means those MRO Employees or MPC Employees who are considered by the Parties to be important to the Marathon Petroleum Business or Marathon Oil Business and whose transfer from the MRO Group to the MPC Group or from the MPC Group to the MRO Group in connection with the Separation will be delayed, due to certain business constraints, until after the Distribution Date but prior to January 1, 2012. Such delayed transfers will occur on or after July 1, 2011 but not later than immediately prior to midnight on December 31, 2011.

“Delayed Transfer MPC Option” has the meaning set forth in Section 13.2(c)(ii).

“Delayed Transfer MPC Restricted Stock” has the meaning set forth in Section 13.5(c)(ii).

“Delayed Transfer MRO Option” has the meaning set forth in Section 13.2(c)(iii).

“Delayed Transfer MRO Restricted Stock” shall have the meaning set forth in Section 13.5(c)(iii).

“Distribution” has the meaning set forth in the recitals to this Agreement.

“Distribution Agreement” has the meaning set forth in the recitals to this Agreement.

“Downstream Employee” means an employee employed by the refining, marketing and transportation business prior to, on or after the Distribution Date, as well as employees of Speedway LLC and its Subsidiaries unless otherwise stated in this Agreement, but specifically excluding any individual who is an MRO Employee.

“Employee Leasing Agreements” means the agreements between the Parties (or their respective Subsidiaries) for providing, on a limited basis, temporary services from individual employees of one Party or any of its Subsidiaries to the other Party or any of its Subsidiaries.

“Equity Awards” means all equity-based awards granted under the MRO Stock Plans or the MPC Incentive Compensation Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any Person, each business or entity which is a member of a “controlled group of corporations,” under “common control” or a member of an “affiliated service group” with such person within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with such Person under Section 414(o) of the Code, or under “common control” with such Person within the meaning of Section 4001(a)(14) of ERISA.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996.

“IRS” means the Internal Revenue Service.

“NYSE” means the New York Stock Exchange.

“Marathon Oil” or “MRO” has the meaning set forth in the preamble to this Agreement.

“Marathon Oil Business” has the meaning set forth in the recitals to this Agreement.

“Marathon Petroleum” or “MPC” has the meaning set forth in the preamble to this Agreement.

“Marathon Petroleum Business” has the meaning set forth in the recitals to this Agreement.

“MPC” means Marathon Petroleum Corporation.

“MPC Adjusted Exercise Price” has the meaning set forth in Section 13.2(b).

“MPC Benefit Plan” means any U.S. Benefit Plan sponsored, maintained or contributed to by any member of the MPC Group, including the Marathon Petroleum Retirement Plan, the Marathon Petroleum Thrift Plan, the Marathon Petroleum Deferred Compensation Plan, the Marathon Petroleum Excess Benefit Plan, the Marathon Petroleum Termination Allowance Plan, the Marathon Petroleum Change in Control Severance Benefits Plan, the MPC/10 Retiree Health Plan and the MPC Welfare Plans, and any Benefit Plan assumed or adopted by any member of the MPC Group,specifically excluding any MRO Benefit Plans.

“MPC Committee” means the Compensation Committee of the Board of Directors of Marathon Petroleum or, where action has been taken by the full board, the full Board of Directors of MPC.

“MPC Delayed Price Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Petroleum common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date.

“MPC Delayed Share Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the last trading day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Petroleum common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date.

“MPC Employee” means any individual who immediately following the Distribution Date is employed by Marathon Petroleum or any member of the MPC Group, other than Speedway LLC and its

Subsidiaries unless specifically stated to the contrary, as a common law employee, including active employees and employees on vacation or an approved leave of absence.

“MPC Group” means Marathon Petroleum Corporation and its Subsidiaries.

“MPC Incentive Compensation Plan” means the Marathon Petroleum Corporation 2011 Incentive Compensation Plan.

“MPC Participant” means any individual who, immediately following the Distribution Date, is an MPC Employee, a former Downstream Employee who is not an MRO Employee, or a beneficiary, dependent or alternate payee of an MPC Employee or former Downstream Employee who is not an MRO Employee.

“MPC Price Ratio” means the quotient obtained by dividing the MPC Stock Value by the MRO Pre-Distribution Stock Value.

“MPC Reimbursement Account Plans” shall have the meaning set forth in Section 7.1.

“MPC Restricted Stock” shall have the meaning set forth in Section 13.5(b).

“MPC RSUs” shall have the meaning set forth in Section 13.6(b).

“MPC SAR” shall have the meaning set forth in Section 13.4.

“MPC Service Plans” means (a) the Marathon Petroleum Employee Service Plan, which is used by plans other than the qualified and non-qualified plans, (b) the Marathon Petroleum Retirement Plan, (c) the Marathon Petroleum Thrift Plan and (d) the Marathon Petroleum severance plan.

“MPC Share Ratio” means the quotient obtained by dividing the MRO Pre-Distribution Stock Value by the MPC Stock Value.

“MPC Stock Value” means the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Petroleum common stock on the first Trading Day on the NYSE immediately following the Effective Time.

“MPC Unvested Option” has the meaning set forth in Section 13.2(b).

“MPC Vested Option” has the meaning set forth in Section 13.3(a).

“MPC Welfare Plans” has the meaning set forth in Schedule 1.

“MRO” means Marathon Oil Corporation.

“MRO Adjusted Exercise Price” has the meaning set forth in Section 13.2(a).

“MRO Benefit Plan” means any domestic U.S. Benefit Plan sponsored, maintained or contributed to by MRO or any Subsidiaries of MRO, other than an MPC Benefit Plan.

“MRO Committee” means the Compensation Committee of the Board of Directors of Marathon Oil Corporation.

“MRO Delayed Price Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Petroleum common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date.

“MRO Delayed Share Ratio” means, with respect to a Delayed Transfer Employee, the quotient obtained by dividing (i) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Petroleum common stock on the last trading day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date by (ii) the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date.

“MRO Employee” means any individual who immediately following the Distribution Date is employed by MRO or any member of the MRO Group as a common law employee, including active employees and employees on vacation or an approved leave of absence.

“MRO Group” means Marathon Oil Corporation and its Subsidiaries but excluding Marathon Petroleum Corporation and its Subsidiaries.

“MRO Option” means a stock option award under any of the MRO Stock Plans.

“MRO Participant” means any individual who, immediately following the Distribution Date, is (a) an MRO Employee, (b) a former Upstream Employee who is not an MPC Employee or Speedway Employee, or (c) a beneficiary, dependent or alternate payee of an MRO Employee or former Upstream Employee who is not an MPC Employee or Speedway Employee. Any individual who retired from an entity in the MPC Group after April 1, 1998 or terminated after March 31, 1998 shall not be an MRO Participant.

“MRO Post-Distribution Stock Value” means the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the first Trading Day on the NYSE immediately following the Effective Time.

“MRO Pre-Distribution Stock Value” means the mean average of the high and low NYSE consolidated transactions reporting system trading prices for Marathon Oil common stock on the last Trading Day on the NYSE immediately before the Effective Time.

“MRO Price Ratio” means the quotient obtained by dividing the MRO Post-Distribution Stock Value by the MRO Pre-Distribution Stock Value.

“MRO Reimbursement Account Plans” has the meaning set forth in Article VII.

“MRO Restricted Stock” means a restricted stock award under any of the MRO Stock Plans.

“MRO RSU” means a restricted stock unit award under any of the MRO Stock Plans.

“MRO SAR” means a stock appreciation right award under any of the MRO Stock Plans.

“MRO Service Plans” means (a) the Marathon Oil Company Employee Service Plan, which is used by plans other than the qualified and non-qualified plans, (b) the Retirement Plan of Marathon Oil Company, (c) the Marathon Oil Company Thrift Plan.

“MRO Share Ratio” means the quotient obtained by dividing the MRO Pre-Distribution Stock Value by the MRO Post-Distribution Stock Value.

“MRO Stock Plans” means, collectively, the Marathon Oil Corporation 1990 Stock Plan, the Marathon Oil Corporation 2003 Incentive Compensation Plan, the Marathon Oil Corporation 2007 Incentive Compensation Plan and any other stock option or stock incentive compensation plan or arrangement for employees, officers or directors of Marathon Oil or its Subsidiaries.

“MRO Thrift Plan” means the Marathon Oil Company Thrift Plan.

“MRO Unvested Option” means an MRO Option or a portion of an MRO Option which is not vested as of the Effective Time.

“MRO Vested Option” means an MRO Option or portion of an MRO Option which is vested as of the Effective Time.

“MRO Welfare Plans” has the meaning set forth in Schedule 1.

“Participating Employer” means an entity that has agreed to permit its employees to participate in a benefit plan sponsored by MRO or its Subsidiaries or MPC or its Subsidiaries.

“Parties” means Marathon Oil and Marathon Petroleum, as parties to this Agreement.

“Pre-Distribution Spread” means, with respect to any MRO Vested Option or MRO SAR, the product of (a) the number of shares of MRO common stock subject to such MRO Vested Option or MRO SAR immediately prior to the Effective Time and (b) the excess of the MRO Pre-Distribution Stock Value over the per-share exercise price for such MRO Vested Option or MRO SAR, prior to any adjustment contemplated by Article XIII.

“Remaining MRO SAR” has the meaning set forth in Section 13.4.

“Remaining MRO Unvested Option” has the meaning set forth in Section 13.2(a).

“Remaining MRO Vested Option” has the meaning set forth in Section 13.3(a).

“Retail Operations” means Speedway LLC, its predecessors including EMRO Marketing Company, and their respective Subsidiaries.

“Speedway Employee” means any individual who as of and immediately following the Distribution Date is employed by Speedway LLC or any of its Subsidiaries, as a common law employee, including active employees and employees on vacation or an approved leave of absence.

“Trading Day” means the period of time during any given calendar day, commencing with the determination of the NYSE consolidated transactions reporting system opening price and ending with the determination of the NYSE consolidated transactions reporting system closing price, in which trading and settlement in shares of MRO Common Stock or MPC Common Stock is permitted on the NYSE.

“Transfer Date” means, with respect to a Delayed Transfer Employee, the date that such Delayed Transfer Employee commences active employment with a member of the MPC Group or the MRO Group, as applicable, after the Distribution Date.

“U.S.” means the United States of America.

“Upstream Employee” means an employee assigned to the Exploration and Production, Integrated Gas, and Oil Sands Mining businesses prior to, on or after the Distribution Date unless otherwise stated, but specifically excluding any individual who is an MPC Employee.

“WC Claim” means a claim under a state workers’ compensation statute by an employee of the MRO Group or the MPC Group as a result of their employment with the MRO Group or the MPC Group.

“Welfare Plans” means MRO Welfare Plans and MPC Welfare Plans.

Section 1.2 Interpretation. In this Agreement, unless the context clearly indicates otherwise:

(a) words used in the singular include the plural and words used in the plural include the singular;

(b) references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement;

(c) any reference to any gender includes the other gender;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “shall” and “will” are used interchangeably and have the same meaning;

(f) the word “or” shall have the inclusive meaning represented by the phrase “and/or”;

(g) any reference to any Article, Section or Schedule means such Article or Section of, or such Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(h) the words “herein” “hereunder” “hereof” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision of this Agreement;

(i) any reference to any agreement, Benefit Plan, instrument or other document means such agreement, Benefit Plan, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by this Agreement;

(j) any reference to any Law (including statutes and ordinances) means such Law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(k) relative to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding” and “through” means “through and including”;

(l) if there is any conflict between the provisions of the Distribution Agreement and this Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof; if there is any conflict between the provisions of the main body of this Agreement and any of the Schedules hereto, the provisions of the main body of this Agreement shall control unless explicitly stated otherwise in such Schedule;

(m) the titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement;

(n) any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be;

(o) unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the United States; and

(p) the language of this Agreement shall be deemed to be the language the Parties hereto have chosen to express their mutual intent, and no rule of strict construction shall be applied against either Party.

ARTICLE II

GENERAL PRINCIPLES

Section 2.1 Assignment of Employees. In general, most employees assigned to the MRO Group and most employees assigned to the MPC Group will remain with their existing employers on the Distribution Date. However, in certain situations MPC employees will be assigned and transferred to the MRO Group and in certain situations MRO employees will be assigned and transferred to the MPC Group effective prior to the Distribution.

Section 2.2 Assumption and Retention of Liabilities, Related Assets

(a) Marathon Oil. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, Marathon Oil shall, or shall cause one or more members of the MRO Group to, assume or retain, as applicable, and hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all MRO Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all MRO Employees, former Upstream Employees who are not MPC Employees or Speedway Employees, and the respective dependents and beneficiaries of such MRO Employees and former Upstream Employees and (iii) any other Liabilities expressly assigned or allocated to Marathon Oil or any member of the MRO Group under this Agreement, and neither Marathon Petroleum nor any other member of the MPC Group shall have any responsibility for any such Liabilities.

(b) Marathon Petroleum. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, Marathon Petroleum shall, or shall cause one or more members of the MPC Group to, assume or retain, as applicable, and Marathon Petroleum hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all MPC Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all MPC Employees, Speedway Employees, former Downstream Employees who are not MRO Employees, former Speedway Employees who are not MRO Employees and the respective dependents and beneficiaries of such MPC Employees and former Downstream Employees and Speedway Employees and former

Speedway Employees and (iii) any other Liabilities expressly assigned or allocated to Marathon Petroleum or any member of the MPC Group under this Agreement, and neither Marathon Oil nor any other member of the MRO Group shall have any responsibility for any such Liabilities.

(c) Payments Before the Distribution Date. The assumption by Marathon Petroleum of Liabilities under this Agreement shall not create any obligation of Marathon Petroleum to reimburse Marathon Oil for any Liabilities paid or discharged by Marathon Oil before the Distribution Date. The assumption by Marathon Oil of Liabilities under this Agreement shall not create any obligation of Marathon Oil to reimburse Marathon Petroleum for any Liabilities paid or discharged by Marathon Petroleum before the Distribution Date.

(d) Reimbursements.

(i) From time to time after the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall promptly reimburse Marathon Oil, upon Marathon Oil’s reasonable request and the presentation by Marathon Oil of such substantiating documentation as Marathon Petroleum may reasonably request, for the cost of any Liabilities satisfied by Marathon Oil or any member of the MRO Group that are, pursuant to this Agreement, the responsibility of Marathon Petroleum or any member of the MPC Group.

(ii) From time to time after the Distribution Date, Marathon Oil (acting directly or through a member of the MRO Group) shall promptly reimburse Marathon Petroleum, upon Marathon Petroleum’s reasonable request and the presentation by Marathon Petroleum of such substantiating documentation as Marathon Oil may reasonably request, for the cost of any Liabilities satisfied by Marathon Petroleum or any member of the MPC Group that are, pursuant to this Agreement, the responsibility of Marathon Oil or any member of the MRO Group.

Section 2.3 Plan Participation.

(a) MPC Participation in MRO Benefit Plans. Except as otherwise expressly provided for in this Agreement or as otherwise expressly agreed to in writing between the Parties, (i) effective as of the Distribution Date, each of Marathon Petroleum and each other member of the MPC Group shall cease to be a Participating Employer in the MRO Benefit Plans, and (ii) each (A) MPC Employee and Speedway Employee as of the Distribution Date, and (B) Delayed Transfer Employee who transfers from the MRO Group to the MPC Group, effective as of such Delayed Transfer Employee’s Transfer Date, shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any other rights under any MRO Benefit Plan, and Marathon Oil and Marathon Petroleum shall take all necessary action to effectuate each such cessation.

(b) Marathon Oil Participation in MPC Benefit Plans. Except as otherwise expressly provided for in this Agreement or as otherwise expressly agreed to in writing between the Parties, (i) effective as of the Distribution Date, Marathon Oil and each other member of the MRO Group shall cease to be a Participating Employer in MPC Benefit Plans and (ii) each (A) MRO Employee as of the Distribution Date, and (B) Delayed Transfer Employee who transfers from the MPC Group to the MRO Group, effective as of such Delayed Transfer Employee’s Transfer Date, shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any other rights under any MPC Benefit Plan, and Marathon Petroleum and Marathon Oil shall take all necessary action to effectuate each such cessation.

Section 2.4 Comparable Benefits.

(a) Comparable Benefits for MPC Employees. Except as otherwise agreed to in writing by Marathon Oil, with respect to an MPC Employee, for the period commencing on the Distribution Date and ending on December 31, 2011, Marathon Petroleum (acting directly or through a member of the MPC Group) intends to provide such MPC Employee with employee benefits that are in Marathon Petroleum’s sole opinion, substantially comparable, in the aggregate, to the employee benefits to which such MPC Employee was entitled immediately prior to the Effective Time.

(b) Comparable Benefits for MRO Employees. Except as otherwise agreed to in writing by Marathon Petroleum, with respect to an MRO Employee, for the period commencing on the Distribution Date and ending on December 31, 2011, Marathon Oil (acting directly or through a member of the MRO Group) intends to provide such MRO Employee with employee benefits that are in Marathon Oil’s sole opinion, substantially comparable, in the aggregate, to the employee benefits to which such MRO Employee was entitled to immediately prior to the Effective Time.

Section 2.5 Employee Service Recognition. (a) MPC Pre-Distribution Service Credit. Marathon Petroleum (acting directly or through a member of the MPC Group) shall give each MPC Employee full credit for purposes of eligibility, vesting, determination of level of benefits and, to the extent applicable, benefit accruals under any MPC Benefit Plan for such MPC Employee’s service with any member of the MRO Group prior to the Distribution Date to the same extent such service was recognized by the corresponding MRO Benefit Plan immediately prior to the Distribution Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under an MPC Benefit Plan and an MRO Benefit Plan.

(b) MRO Pre-Distribution Service Credit. Marathon Oil (acting directly or through a member of the MRO Group) shall give each MRO Employee full credit for purposes of eligibility, vesting, determination of level of benefits and, to the extent applicable, benefit accruals under any MRO Benefit Plan for such MRO Employee’s service with any member of the MPC Group prior to the Distribution Date to the same extent such service was recognized by the corresponding MPC Benefit Plan immediately prior to the Distribution Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under an MRO Benefit Plan and an MPC Benefit Plan.

(c) Post-Distribution Reciprocal Service Crediting. Each of Marathon Oil and Marathon Petroleum (acting directly or through members of the MRO Group or the MPC Group, respectively) shall cause each of the MRO Service Plans and the MPC Service Plans, respectively, to provide the following service crediting rules effective as of the Distribution Date:

(i) If Marathon Oil and Marathon Petroleum agree in writing to the transfer of an MRO Employee as a Delayed Transfer Employee to a member of the MPC Group, such MRO Employee was a participant in any of the MRO Service Plans and such MRO Employee is continuously employed by the MRO Group from the Distribution Date through the date which comes immediately before such MRO Employee commences active employment with a member of the MPC Group, then such MRO Employee’s service with the MRO Group following the Distribution Date shall be recognized under the corresponding MPC Service Plans for purposes of eligibility, vesting and level of benefits, in each case to the same extent as such MRO Employee’s service with the MRO Group was recognized under the corresponding MRO Service Plans; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under an MPC Benefit Plan and an MRO Benefit Plan.

(ii) If Marathon Oil and Marathon Petroleum agree in writing to the transfer of an MPC Employee as a Delayed Transfer Employee to a member of the MRO Group, such MPC Employee was a participant in any of the MPC Service Plans and such MPC Employee is continuously employed by the MPC Group from the Distribution Date through the date which comes immediately before such MPC Employee commences active employment with a member of the MRO Group, then such MPC Employee’s service with the MPC Group following the Distribution Date shall be recognized under the corresponding MRO Service Plans for purposes of eligibility, vesting and level of benefits, in each case to the same extent as such MPC Employee’s service with the MPC Group was recognized under the corresponding MPC Service Plans; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under an MPC Benefit Plan and an MRO Benefit Plan.

(iii) Except as provided in Section 2.5(c)(i), if an MRO Employee after the Distribution Date becomes employed by a member of the MPC Group, then, except to the extent required by applicable Law, such individual’s service with the MRO Group following the Distribution Date will not be recognized for any purpose under any MPC Benefit Plan.

(iv) Except as provided in Section 2.5(c)(ii), if an MPC Employee after the Distribution Date becomes employed by a member of the MRO Group, then, except to the extent required by applicable Law, such individual’s service with the MPC Group following the Distribution Date will not be recognized for any purpose under any MRO Benefit Plan.

Section 2.6 Plan Spin-offs. Both Marathon Oil and Marathon Petroleum shall take appropriate steps, prior to the Effective Time, to ensure that the benefits of MPC Employees and MRO Employees are transferred, to the extent necessary, and such that each MPC Employee’s full benefit is fully reflected in the appropriate MPC Benefit Plan, and each MRO Employee’s full benefit is fully reflected in the appropriate MRO Benefit Plan as soon as practicable on or after the Distribution Date, or in the case of a Delayed Transfer Employee, at the applicable Transfer Date but in no case later than the first anniversary of the Distribution Date.

Section 2.7 Delayed Transfer Employees. Following the Distribution Date but on or before December 31, 2011, a limited number of MRO Employees may be transferred to the MPC Group, and a limited number of MPC Employees may be transferred to the MRO Group.

Section 2.8 Leased Employees. MRO Employees who have been leased or seconded to the MPC Group through an employee leasing agreement shall remain in the MRO Benefits Plans during the duration of the secondment or leasing, which shall not exceed 18 months. MPC Employees who have been leased or seconded to the MRO Group through an Employee Leasing Agreement shall remain in the MPC Benefit Plans during the duration of the secondment or leasing, which shall not exceed 18 months. Any such employee leasing agreement(s) shall require the company benefiting from the services of each leased employee to fully reimburse the leasing company for the full cost of each such employee’s remuneration and shall contain other terms and conditions consistent with an arm’s length commercial relationship between the leasing company and service recipient.

Section 2.9 Speedway Employees. Speedway LLC will remain a Subsidiary of Marathon Petroleum and, immediately after the Distribution Date, will continue to sponsor its current Benefit Plans, employment practices, and pay practices pursuant to their respective terms and conditions. Speedway LLC shall continue to sponsor Benefit Plans as provided in Section 3.4 and Section 4.4.

ARTICLE III

QUALIFIED PENSION PLANS

In an effort to ensure that, to the extent practical, individuals who will be MRO Employees and MPC Employees after the Distribution Date will have all of their accrued benefits in a single plan, certain actions will be taken with respect to the Retirement Plan of Marathon Oil Company and the Marathon Petroleum Retirement Plan to make appropriate transfers of plan assets and Liabilities.

Section 3.1 Defined Benefit Pension Plans.

(a) Retirement Plan of Marathon Oil Company. After the Distribution Date, MRO Participants shall continue to participate in the Retirement Plan of Marathon Oil Company. Marathon Oil shall take all necessary steps to have the Retirement Plan of Marathon Oil Company accept assets and Liabilities from the Marathon Petroleum Retirement Plan (based on a good faith actuarial estimate of accrued benefits as of May 31, 2011) representing any benefits accrued by individuals who have accrued benefits in the Marathon Petroleum Retirement Plan and who are expected to be employed by the MRO Group immediately after the Distribution Date. An initial transfer of assets and Liabilities shall occur on or about June 16, 2011. On or about October 31, 2011, Marathon Oil shall take all necessary steps to have the Retirement Plan of Marathon Oil Company accept assets and Liabilities from the Marathon Petroleum Retirement Plan based on a final actuarial calculation representing any benefits accrued by individuals who have accrued benefits in the Marathon Petroleum Retirement Plan and who are employed by the MRO Group immediately after the Distribution Date.

(b) Marathon Petroleum Retirement Plan. After the Distribution Date, MPC Participants shall continue to participate in the Marathon Petroleum Retirement Plan. Marathon Petroleum shall take all necessary steps to have the Marathon Petroleum Retirement Plan accept assets and Liabilities from the Retirement Plan of Marathon Oil Company (based on a good faith actuarial estimate of accrued benefits as of May 31, 2011) representing any benefits accrued by individuals who have accrued benefits in the Retirement Plan of Marathon Oil Company and who are expected to be employed by the MPC Group immediately after the Distribution Date. An initial transfer of assets and Liabilities shall occur on or about June 16, 2011. On or about October 31, 2011, Marathon Petroleum shall take all necessary steps to have the Marathon Petroleum Retirement Plan accept assets and Liabilities from the Retirement Plan of Marathon Oil Company based on a final actuarial calculation representing any benefits accrued by individuals who have accrued benefits in the Retirement Plan of Marathon Oil Company and who are employed by the MPC Group immediately after the Distribution Date.

(c) Post-May 31, 2011 Transfers and Delayed Transfer Employees. On or before February 29, 2012, Marathon Oil shall take all necessary steps to have the Retirement Plan of Marathon Oil Company accept assets and Liabilities from the Marathon Petroleum Retirement Plan representing any benefits accrued by individuals who transferred from the MPC Group to the MRO Group after May 31, 2011 and have accrued benefits in the Marathon Petroleum Retirement Plan. On or before February 29, 2012, Marathon Petroleum shall take all necessary steps to have the Marathon Petroleum Retirement Plan accept assets and Liabilities from the Retirement Plan of Marathon Oil Company representing any benefits accrued by individuals who transferred from the MRO Group to the MPC Group after May 31, 2011 and have accrued benefits in the Retirement Plan of Marathon Oil Company.

(d) Transfer of Pension Plan Assets. With respect to both the Retirement Plan of Marathon Oil Company and the Marathon Petroleum Retirement Plan the Parties agree that with respect to transfers from each respective plan, assets and any related earnings or losses shall be determined and transferred from each plan’s trust in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, Section 208 of ERISA and the assumptions and valuation methodology which the Pension

Benefit Guaranty Corporation would have used under Section 4044 of ERISA as of the Distribution Date as set forth in Schedule 2 to this Agreement.

(e) Continuation of Elections.

(i) MPC Continuation of Elections. As of the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause the Marathon Petroleum Retirement Plan to recognize, to the extent practicable, all existing elections, including beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to MPC Participants under the Retirement Plan of Marathon Oil Company.

(ii) MRO Continuation of Elections. As of the Distribution Date, Marathon Oil (acting directly or through a member of the MRO Group) shall cause the Retirement Plan of Marathon Oil Company to recognize, to the extent practicable, all existing elections beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to MRO Participants under the Marathon Petroleum Retirement Plan.

Section 3.2 Delayed Transfer Employees.

(a) Marathon Petroleum Company LP Delayed Transfer Employees.

(i) MPC Continuation of Elections. As of each Delayed Transfer Employee’s Transfer Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause the Marathon Petroleum Retirement Plan to recognize, to the extent practicable, all existing elections under the Retirement Plan of Marathon Oil Company, including beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to each Delayed Transfer Employee who transfers from the MRO Group to the MPC Group.

(ii) MRO Continuation of Elections. As of each Delayed Transfer Employee’s Transfer Date, Marathon Oil (acting directly or through a member of the MRO Group) shall cause the Retirement Plan of Marathon Oil Company to recognize, to the extent practicable, all existing elections under the MPC Retirement Pension Plan, including beneficiary designations, payment form elections and rights of alternate payees under qualified domestic relations orders with respect to each Delayed Transfer Employee who transfers from the MPC Group to the MRO Group.

Section 3.3 Defined Contribution Plans. On the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall assume or continue sponsorship of the Marathon Petroleum Thrift Plan which shall be created on or prior to the Distribution Date. Marathon Petroleum shall take all necessary steps for the Marathon Petroleum Thrift Plan to accept assets and Liabilities, including participant loans, from the Marathon Oil Company Thrift Plan representing any benefits accrued by individuals, who are employees of the MPC Group either (i) immediately on or after the Distribution Date, or (ii) the applicable Transfer Date in the case of a Delayed Transfer Employee moving from the MRO Group to the MPC Group, or (iii) who retired or terminated as Downstream Employees after April 1, 1998 and prior to the Distribution Date who have accrued benefits in the Marathon Oil Company Thrift Plan. Marathon Petroleum shall also take all necessary steps for the Marathon Petroleum Thrift Plan to accept assets and Liabilities, including participant loans, from the

Marathon Oil Company Thrift Plan representing any benefits accrued by Speedway Employees, who have accrued benefits in the Marathon Oil Company Thrift Plan.

Section 3.4 Speedway LLC Qualified Benefit Plans. Immediately after the Distribution Date Speedway LLC shall remain a Subsidiary of Marathon Petroleum.

(a) Speedway LLC and its direct Subsidiaries shall continue to sponsor the Speedway LLC Retirement Plan, for such period of time as Speedway LLC shall determine in its sole discretion.

(b) Speedway LLC and its direct Subsidiaries shall continue to sponsor the Speedway LLC Retirement Savings Plan, for such period of time as Speedway LLC shall determine in its sole discretion.

ARTICLE IV

NON-QUALIFIED PLANS

Section 4.1 Excess Benefit Plans.

(a) Marathon Oil Company Excess Benefit Plan. Marathon Oil Company shall continue to sponsor the Marathon Oil Company Excess Benefit Plan after the Distribution Date, for such period of time as Marathon Oil shall determine in its sole discretion. Marathon Oil shall take all necessary steps for the Marathon Oil Company Excess Benefit Plan to accept Liabilities from the Marathon Petroleum Excess Benefit Plan representing any benefits accrued by individuals who are either (i) MRO Employees or (ii) Delayed Transfer Employees who move from the MPC Group to the MRO Group and, in either case, have accrued benefits in the Marathon Petroleum Excess Benefit Plan. Marathon Oil shall also take all necessary steps for the Marathon Oil Company Excess Benefit Plan to accept Liabilities from the Speedway Excess Benefit Plan representing any benefits accrued by individuals, who are either (i) MRO Employees or (ii) Delayed Transfer Employees who move from the MPC Group to the MRO Group and, in either case, have accrued benefits in the Speedway Excess Benefit Plan.

(b) Marathon Petroleum Excess Benefit Plan. Marathon Petroleum Company LP shall continue to sponsor the Marathon Petroleum Excess Benefit Plan after the Distribution Date, for such period of time as Marathon Petroleum shall determine in its sole discretion. Marathon Petroleum (acting directly or through a member of the MPC Group) shall take all necessary steps for the Marathon Petroleum Excess Benefit Plan to accept Liabilities from the Marathon Oil Company Excess Benefit Plan representing any benefits accrued by individuals, who are either (i) MPC Employees or (ii) Delayed Transfer Employees who move from the MRO Group to the MPC Group and, in either case, have accrued benefits in the Marathon Oil Company Excess Benefit Plan. Marathon Petroleum (acting directly or through a member of the MPC Group) shall also take all necessary steps for the Marathon Petroleum Excess Benefit Plan to accept Liabilities from the Marathon Oil Company Excess Benefit Plan representing any benefits accrued by individuals, who are Speedway Employees and have accrued benefits in the Marathon Oil Company Excess Benefit Plan.

Section 4.2 Officer Deferred Compensation Plans.

(a) Marathon Oil Company Deferred Compensation Plan. Marathon Oil (acting directly or through a member of the MRO Group) shall continue to sponsor the Marathon Oil Company Deferred Compensation Plan, for such period of time as Marathon Oil shall determine in its sole discretion. After the Distribution Date eligible employees of Marathon Oil or its Subsidiaries shall continue to participate in the Marathon Oil Company Deferred Compensation Plan. Marathon Oil (acting directly or through a member of the MRO Group) shall take all necessary steps for the Marathon Oil Company Deferred Compensation Plan to accept Liabilities from the Marathon Petroleum Deferred Compensation Plan representing any benefits accrued by individuals, who are either (i) MRO Employees or (ii) Delayed Transfer Employees transferring from the MPC Group to the MRO Group and, in either case, have accrued benefits in the Marathon Petroleum Deferred Compensation Plan as of the Effective Time or Transfer Date, as applicable. In addition, Marathon Oil (acting directly or through a member of the MRO Group) shall take all necessary steps for the Marathon Oil Company Deferred Compensation Plan to accept Liabilities from the Speedway Deferred Compensation Plan representing any benefits accrued by individuals who are MRO Employees and have accrued benefits in the Speedway Deferred Compensation Plan as of the Effective Time.

(b) Marathon Petroleum Deferred Compensation Plan. The Marathon Petroleum Deferred Compensation Plan shall continue to be sponsored by Marathon Petroleum (acting directly or through a member of the MPC Group), for such period of time as Marathon Petroleum shall determine in its sole discretion. After the Distribution Date eligible employees of Marathon Petroleum or its Subsidiaries shall continue to participate in the Marathon Petroleum Deferred Compensation Plan. Marathon Petroleum (acting directly or through a member of the MPC Group) shall take all necessary steps for the Marathon Petroleum Deferred Compensation Plan to accept Liabilities from the Marathon Oil Company Deferred Compensation Plan representing any benefits accrued by individuals, who are either (i) MPC Employees or (ii) Delayed Transfer Employees transferring from the MRO Group the MPC Group and, in either case, have accrued benefits in the Marathon Oil Company Deferred Compensation Plan. Marathon Petroleum (acting directly or through a member of the MPC Group) shall also take all necessary steps for the Marathon Petroleum Deferred Compensation Plan to accept Liabilities from the Marathon Oil Company Deferred Compensation Plan representing any benefits accrued by individuals who are Speedway Employees and have accrued benefits in the Marathon Oil Company Deferred Compensation Plan.

Section 4.3 Continuation of Elections. All deferral elections under the Marathon Oil Company Deferred Compensation Plan, the Marathon Petroleum Deferred Compensation Plan and the Speedway Deferred Compensation Plan shall remain in effect for all of 2011.

Section 4.4 Speedway Nonqualified Plans.

(a) Speedway Excess Benefit Plan. Speedway LLC shall continue to sponsor (for such period of time as Speedway LLC shall determine in its sole discretion) and retain the Liabilities of the Speedway Excess Benefit Plan after the Distribution Date except for those Liabilities transferred pursuant to Section 4.1(a).

(b) Speedway Deferred Compensation Plan. Speedway LLC shall continue to sponsor (for such period of time as Speedway LLC shall determine in its sole discretion) and retain the Liabilities of the Speedway Deferred Compensation Plan after the Distribution Date, except for those Liabilities transferred pursuant to Section 4.2(a).

(c) EMRO Marketing Company Deferred Compensation Plan. On and immediately following the Distribution Date, Speedway LLC shall continue to sponsor the frozen EMRO Marketing Company Deferred Compensation Plan (for such period of time as Speedway LLC shall determine in its sole discretion). Neither MRO nor any member of the MRO Group shall assume any Liabilities with respect to this plan.

ARTICLE V

WELFARE BENEFITS PLANS AND EMPLOYMENT PRACTICES

Section 5.1 Adoption of Plans by MPC.

(a) Prior to the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall establish welfare benefit plans and employment practices substantially similar to those currently available to Downstream Employees generally. Marathon Petroleum shall retain the assets and Liabilities of all such welfare benefit plans and employment practices on and after the Distribution Date.

(b) Terms of Participation in MPC Welfare Plans. Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause each MPC Welfare Plan to (i) waive all limitations as to preexisting conditions, exclusions and service conditions with respect to participation and coverage requirements applicable to MPC Participants and Delayed Transfer Employees transferring from the MRO Group to the MPC Group, (ii) honor any deductibles, out-of-pocket maximums, and co-payments incurred by MPC Participants and Delayed Transfer Employees transferring from the MRO Group to the MPC Group under the corresponding MRO Welfare Plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under an MPC Welfare Plan during the same plan year in which such deductibles, out-of-pocket maximums and co-payments were made, and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to (A) an MPC Participant following the Distribution Date or (B) a Delayed Transfer Employee transferring from the MRO Group to the MPC Group following such Delayed Transfer Employee’s Transfer Date, in each case to the extent such MPC Participant or Delayed Transfer Employee, as applicable, had satisfied any similar limitation under the corresponding MRO Welfare Plan.

(c) Terms of Participation in MRO Welfare Plans. Marathon Oil (acting directly or through a member of the MRO Group) shall cause each MRO Welfare Plan to (i) waive all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to MRO Participants and Delayed Transfer Employees transferring from the MPC Group to the MRO Group, (ii) honor any deductibles, out-of-pocket maximums, and co-payments incurred by MRO Participants and Delayed Transfer Employees transferring from the MPC Group to the MRO Group under the corresponding MPC Welfare Plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under an MPC Welfare Plan during the same plan year in which such deductibles, out-of-pocket maximums and co-payments were made, and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to (A) an MRO Participant following the Distribution Date or (B) a Delayed Transfer Employee transferring from the MPC Group to the MRO Group following such Delayed Transfer Employee’s Transfer Date, in each case to the extent such MRO Participant or Delayed Transfer Employee, as applicable, had satisfied any similar limitation under the corresponding MRO Welfare Plan.

(d) Speedway LLC shall continue to sponsor its current ERISA welfare Benefit Plans, payroll practices and employment policies subject to its right under each plan to terminate, amend or modify each plan.

(e) Continuation of Elections.

(i) With respect to MPC Participants, as of the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause each MPC Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by MPC Participants under, or with respect to, the

MPC Welfare Plans or the corresponding MRO Welfare Plan, as applicable, and apply such elections and designations under the MPC Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent an election or designation made under a particular MRO Welfare Plan is available under the corresponding MPC Welfare Plan. With respect to each Delayed Transfer Employee transferring from the MRO Group to the MPC Group, as of such Delayed Transfer Employee’s Transfer Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause each MPC Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by such Delayed Transfer Employee under, or with respect to, the corresponding MRO Welfare Plan and apply such elections and designations under the MPC Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent such election or designation is available under the corresponding MPC Welfare Plan.

(ii) With respect to MRO Participants, as of the Distribution Date, Marathon Oil (acting directly or through a member of the MRO Group) shall cause each MRO Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by MRO Participants under, or with respect to, the MRO Welfare Plans or the corresponding MPC Welfare Plan, as applicable, and apply such elections and designations under the MRO Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent an election or designation made under a particular MPC Welfare Plan is available under the corresponding MRO Welfare Plan. With respect to each Delayed Transfer Employee transferring from the MPC Group to the MRO Group, as of such Delayed Transfer Employee’s Transfer Date, Marathon Oil (acting directly or through a member of the MRO Group) shall cause each MRO Welfare Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by such Delayed Transfer Employee under, or with respect to, the corresponding MPC Welfare Plan and apply such elections and designations under the MRO Welfare Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable, to the extent such election or designation is available under the corresponding MRO Welfare Plan.

Section 5.2 Liabilities for Claims.

(a) MPC Employees and Former MPC Employees. Marathon Petroleum shall, or shall cause one or more other members of the MPC Group to, continue to provide payment or reimbursement for all Liabilities under the MRO Welfare Plans for claims incurred by MPC Employees and former employees of the MPC Group who are not MRO Employees. Such payment or reimbursement obligation shall be made by the first anniversary of the Distribution. Marathon Petroleum shall, or shall cause one or more other members of the MPC Group to, assume all Liabilities with respect to the MPC Welfare Plans, as contemplated by this Agreement. Additionally, Marathon Petroleum shall, or shall cause the MPC Welfare Plans to assume all Liabilities under the MRO Welfare Plans with respect to claims of Downstream Employees that are incurred but unreported as of the Effective Time or reported but not processed and paid as of the Effective Time. With respect to each Delayed Transfer Employee transferring from the MPC Group to the MRO Group, Marathon Petroleum shall continue to retain all Liabilities under the MPC Welfare Plans incurred and reported before his or her Transfer Date in accordance with each such plan’s standard policies and practices for processing and paying claims.

(b) MRO Employees and Former MRO Employees. Except as provided in Section 5.2(a), Marathon Oil Company shall retain all Liabilities under the MRO Welfare Plans. With respect to each Delayed Transfer Employee transferring from the MRO Group to the MPC Group, Marathon Oil shall continue to retain all Liabilities under the MRO Welfare Plans incurred and reported before his or her Transfer Date in accordance with each such plan’s standard policies and practices for processing and paying claims.

(c) Cooperation. Marathon Oil and Marathon Petroleum agree to cooperate to assure the transfers of Liabilities under this Section 5.2 are effected in a manner intended to have a minimum adverse impact, if any, on employees.

(d) Responsibility for Processing and Payment. Marathon Oil agrees to process and pay (or to arrange for payment) claims for which Marathon Oil retains the Liability under this Section 5.2, and Marathon Petroleum agrees to process and pay (or to arrange for payment) claims for which Marathon Petroleum retains the Liability under this Section 5.2. Processing and payment for one Party may be done for the other Party pursuant to the Transition Services Agreement.

(e) Balances. Any balances including imprest balances and claims payment balances held temporarily by a third-party administrator as of the Distribution Date will be divided on a per-capita basis between Marathon Oil and Marathon Petroleum and used to pay benefits or administrative fees of the appropriate Welfare Plans; provided, however that the Prudential Advance Premium Account shall be divided based upon the respective coverage levels of MRO Participants and MPC Participants in light of the provider’s recommendation that this is its best practice.

ARTICLE VI

NON-U.S. MPC EMPLOYEES.

Marathon Petroleum (acting directly or through a member of the MPC Group) shall take steps to provide benefit plan coverage to employees of its non-U.S. Subsidiaries effective as of the Distribution Date. Given the limited number of these employees and the practical limitations of establishing similar benefit plans in those jurisdictions, such arrangements may be different than current benefit plan plans offered to certain employees of non-U.S. Subsidiaries.

ARTICLE VII

REIMBURSEMENT ACCOUNT PLANS

Section 7.1 Plans. Effective not later than the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall commence sponsorship of the Marathon Petroleum health and dependent care spending account plans and health care reimbursement account plans (the “MPC Reimbursement Account Plans”), with features that are substantially the same as those in the MRO Health Care Spending Account Plan, the MRO Dependent Care Reimbursement Account Plan and the MRO Health Reimbursement Account Plan immediately prior to the Distribution (the “MRO Reimbursement Account Plans”). Each MPC Participant shall cease participating in the MRO Reimbursement Account Plans effective as of the Distribution and shall commence participation in the MPC Reimbursement Account Plans. The elections of each MPC Participant under the MRO Reimbursement Account Plans for calendar year 2011 shall be recognized under the MPC Reimbursement Account Plans.

(a) Effective as of the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall assume responsibility for administering and, to the extent required by the terms of the plan, paying all reimbursement claims under the MPC Reimbursement Account Plans with respect to calendar year 2011, whether arising before, on or after the Distribution Date, and Marathon Oil (acting directly or through a member of the MRO Group) shall retain responsibility for administering and, to the extent required by the terms of the plan, paying all reimbursement claims under the MRO Reimbursement Account Plans with respect to calendar year 2011, whether arising before, on or after the Distribution Date. In addition, Marathon Oil (acting directly or through a member of the MRO Group) shall retain responsibility for administering and, to the extent required by the terms of the plan, paying all reimbursement claims under the MRO Reimbursement Account Plans with respect to calendar year 2010, including claims of MPC Participants.

(b) With respect to each Delayed Transfer Employee transferring from the MRO Group to the MPC Group, effective as of such Delayed Transfer Employee’s Transfer Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall assume responsibility for administering and, to the extent required by the terms of the plan, paying all reimbursement claims under the MPC Reimbursement Account Plans of such Delayed Transfer Employee with respect to calendar year 2011, whether arising before, on or after such Transfer Date. With respect to each Delayed Transfer Employee transferring from the MPC Group to the MRO Group, effective as of such Delayed Transfer Employee’s Transfer Date, Marathon Oil (acting directly or through a member of the MRO Group) shall assume responsibility for administering and, to the extent required by the terms of the plan, paying all reimbursement claims under the MRO Reimbursement Account Plans of such Delayed Transfer Employee with respect to calendar year 2011, whether arising before, on or after such Transfer Date.

Section 7.2 Cash Transfers. Marathon Oil (acting directly or through a member of the MRO Group) shall retain all amounts deferred by MRO Participants under the MRO Reimbursement Account Plans, as well as Delayed Transfer Employees who transfer from the MPC Group to the MRO Group. To the extent that such amounts are not being separately accounted for and retained by Marathon Petroleum, Marathon Oil (acting directly or through a member of the MRO Group) shall transfer or cause an amount of cash to be transferred to Marathon Petroleum equal to (i) the amounts deferred by MPC Participants and Delayed Transfer Employees who transfer from the MRO Group to the MPC Group under the MRO Reimbursement Plans for the period beginning with January 1, 2011 and ending on the Distribution Date, reduced by (ii) the sum of all claims for calendar year 2011 paid under the MRO Reimbursement Plans to or on behalf of MPC Participants and Delayed Transfer Employees who transfer from the MRO Group to the MPC Group. Cash transfers under this Section 7.2 shall occur as mutually agreed by the Parties, and may be effected by means of periodic or multiple transfers; provided, however, that all such transfers shall be complete not later than December 31, 2012.

ARTICLE VIII

COBRA

Section 8.1 MPC Participants. Effective as of the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall assume, or shall have caused the MPC Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to MPC Participants who, as of the day prior to the Distribution Date, were covered under an MRO Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the Distribution Date.

Section 8.2 Delayed Transfer Employees.

(a) For COBRA qualifying events (as defined in Code Section 4980B) occurring on and after a Delayed Transfer Employee’s Transfer Date:

(i) For Delayed Transfers to MPC. Marathon Petroleum (acting directly or through a member of the MPC Group) shall assume, or shall have caused the MPC Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such Delayed Transfer Employee who transfers from the MRO Group to the MPC Group (and his or her qualified beneficiaries under COBRA).

(ii) For Delayed Transfers to MRO. Marathon Oil (acting directly or through a member of the MRO Group) shall assume, or shall have caused the MRO Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such Delayed Transfer Employee who transfers from the MPC Group to the MRO Group (and his or her qualified beneficiaries under COBRA).

(b) For COBRA qualifying events (as defined in Code Section 4980B) occurring before a Delayed Transfer Employee’s Transfer Date:

(i) For Delayed Transfers to MPC. Marathon Oil (acting directly or through a member of the MRO Group) shall retain, or shall have caused the MRO Welfare Plans to retain, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such Delayed Transfer Employee who transfers from the MRO Group to the MPC Group (and his or her qualified beneficiaries under COBRA).

(ii) For Delayed Transfers to MRO. Marathon Petroleum (acting directly or through a member of the MPC Group) shall retain, or shall have caused the MPC Welfare Plans to retain, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such Delayed Transfer Employee who transfers from the MPC Group to the MRO Group (and his or her qualified beneficiaries under COBRA).

ARTICLE IX

INACTIVE EMPLOYEE AND RETIREE WELFARE BENEFIT PLANS

Section 9.1 Level Premium Life Insurance Plan. Marathon Oil shall arrange with the applicable insurance carrier to issue a separate insurance policy for eligible Downstream Employee participants and eligible MPC Employee participants in the Level Premium Life Insurance Plan which shall be used to create a separate Level Premium Life Insurance Plan sponsored by Marathon Petroleum or another member of the MPC Group on or before the Distribution Date.

Section 9.2 Retiree Medical. Marathon Petroleum (acting directly or through a member of the MPC Group) shall no later than the Distribution Date sponsor a health plan for eligible retired Downstream Employees substantially similar to the retiree provisions of the Health Plan of Marathon Oil Company and other MRO Welfare Plans providing health benefits to retirees. The Health Plan of Marathon Oil Company or other MRO Welfare Plans providing health benefits to retirees shall retain Liability for retiree medical obligations to all eligible retired Upstream Employees, as well as all Downstream Employees who retired on or before April 1, 1998. Marathon Petroleum shall have no Liability for retiree medical obligations to MRO Employees, and Marathon Oil shall have no Liability for retiree medical obligations to MPC Employees.

Section 9.3 Long Term Disability. With respect to employees currently in pay status or claiming benefits under the Long Term Disability Plan of Marathon Oil Company, the ongoing responsibilities for claims shall be allocated as follows:

(a) Marathon Petroleum (acting directly or through a member of the MPC Group) shall cause a long term disability plan sponsored by Marathon Petroleum (acting directly or through a member of the MPC Group) to assume all Liabilities for Downstream Employees who became eligible for benefits after March 31, 1998, subject to the terms of that plan, which shall be substantially similar to the terms of the Long Term Disability Plan of Marathon Oil Company.

(b) The Long Term Disability Plan of Marathon Oil Company shall retain, or cause to be retained, all Liabilities for (i) all Upstream Employees and (ii) Downstream Employees who became eligible for benefits on or before March 31, 1998, subject to the terms of such plan.

Section 9.4 Liabilities for Claims.

(a) Downstream Employees and Former Downstream Employees. Except as otherwise provided in this Agreement, Liabilities under the MRO Welfare Plans for claims made by or relating to Downstream Employees and former Downstream Employees who are not MRO Employees shall be fully assumed by the MPC Welfare Plans on the Distribution Date, and Marathon Petroleum shall be responsible for administration of such claims.

(b) Upstream Employees and Former Upstream Employees. Except as otherwise provided in this Agreement, Liabilities under the MRO Welfare Plans for claims made by or relating to (i) Upstream Employees and former Upstream Employees who are not MPC Employees or Speedway Employees and (ii) Downstream Employees or former Downstream Employees who retired on or before April 1, 1998 or terminated employment (other than by retirement) on or before March 31, 1998 shall be fully retained by the MRO Welfare Plans on the Distribution Date, and Marathon Oil shall be responsible for administration of such claims.

(c) Delayed Transfer Employees. Except as otherwise provided in this Agreement, with respect to Delayed Transfer Employees, Liabilities for claims made by Delayed Transfer Employees shall remain with the Welfare Plans of the employing entity up until the applicable Transfer Date. On and after the applicable Transfer Date, the Welfare Plans of the new employing entity as of the day immediately after the applicable Transfer Date shall be liable for claims, and such new employing entity shall be responsible for administration of such claims.

(d) Cooperation. Marathon Oil and Marathon Petroleum agree to cooperate to assure the transfers of Liabilities under this Section 9.4 are effected in a manner intended to have a minimum adverse impact, if any, on employees.

ARTICLE X

RETENTION OF LIABILITIES AND EMPLOYMENT ISSUES

Section 10.1 Employment Claims and Litigation. Claims and litigation by or relating to Upstream Employees and former Upstream Employees who are not MPC Employees or Speedway Employees, shall be retained by Marathon Oil or a member of the MRO Group. Claims and litigation by or relating to Downstream Employees and former Downstream Employees who are not MRO Employees shall be retained by Marathon Petroleum or a member of the MPC Group.

Section 10.2 Collective Bargaining Agreements. Marathon Petroleum shall retain or assume all Liability for the collective bargaining agreements of all represented MPC Employees. Marathon Petroleum (acting directly or through a member of the MPC Group) shall take all necessary steps to assume Liability for collective bargaining agreements as well as any Liability for participation under any multi-employer pension plans in which MPC Employees participate.

ARTICLE XI

LEAVES OF ABSENCE, PAID TIME OFF AND PAYROLL

Section 11.1 Transfer of Employees on Leaves of Absence. All obligations to Downstream Employees (excluding employees on sick leave who became eligible for long-term disability benefits prior to April 1, 1998) on a leave of absence of any type on the Distribution Date shall be the responsibility of Marathon Petroleum. All obligations to (i) Upstream Employees on a leave of absence of any type on the Distribution Date and (ii) Downstream Employees on sick leave who became eligible for long-term disability benefits prior to April 1, 1998 shall be the responsibility of Marathon Oil.

Section 11.2 MPC Leaves of Absence. Except as otherwise specifically assigned to the MRO Group in this Agreement, Marathon Petroleum shall retain Liability (including Liabilities for associated administrative functions) for all Downstream Employees who have commenced a leave of any type prior to the Distribution Date or on and after the Distribution Date subject to the MPC Group’s applicable employment practices and policies including the Marathon Petroleum Sick Benefit Plan, or other paid time-off plan or policy.

Section 11.3 MRO Leaves of Absence. Except as otherwise specifically assigned to the MPC Group in this Agreement, Marathon Oil shall retain Liability (including Liabilities for associated administrative functions) for all Upstream Employees who have commenced a leave of any type prior to the Distribution Date or on and after the Distribution Date subject to the MRO Group’s applicable employment practices and policies including the Marathon Oil Company Sick Benefit Plan or other paid time off plan or policy.

Section 11.4 Military Leaves. Both Parties shall fully comply with all applicable Law applying to leaves granted for military service.

ARTICLE XII

WORKERS’ COMPENSATION

Section 12.1 Treatment of Claims.

(a) MRO Workers’ Compensation Claims. Marathon Oil (acting directly or through a member of the MRO Group) will be responsible for all Liabilities (including Liabilities for associated administrative functions) for workers’ compensation claims made by

(i) employees who were Upstream Employees at the time of their compensable injuries and

(ii) all Upstream Employees and Downstream Employees for compensable injuries occurring on or prior to March 31, 1998

(b) MPC Workers’ Compensation Claims. Marathon Petroleum (acting directly or through a member of the MPC Group) will be responsible for all Liabilities for all WC Claims (including Liabilities for associated administrative functions), except as provided in Section 12.1(a). To the extent that insurance coverage cannot be assumed by Marathon Petroleum for any such WC Claims, Marathon Petroleum shall indemnify and hold harmless Marathon Oil for any such claims. At a mutually agreed upon date (but not later than the first anniversary of the Distribution Date), an actuarially determined present value of such claims shall be estimated and Marathon Petroleum shall reimburse Marathon Oil that amount.

Section 12.2 When Workers Compensation Claims Made. For purposes of this Article XII, WC Claims shall be deemed “made” at the time of the occurrence of the event giving rise to eligibility for workers’ compensation benefits.

Section 12.3 Post-Distribution Date Claims. All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an MPC Employee or former Downstream Employee who is not an MRO Employee that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Marathon Petroleum or a member of the MPC Group. All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an MRO Employee or former Upstream Employee who is not an MPC Employee that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Marathon Oil or a member of the MRO Group.

Section 12.4 Delayed Transfer Employees.

(a) All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by a Delayed Transfer Employee transferring from the MPC Group to the MRO Group that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, before such Delayed Transfer Employee’s Transfer Date shall be assumed or retained, as applicable, by Marathon Petroleum or a member of the MPC Group.

(b) All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by a Delayed Transfer Employee transferring from the MRO Group to the MPC Group that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, before such Delayed Transfer Employee’s Transfer Date shall be assumed or retained, as applicable, by Marathon Oil or a member of the MRO Group.

(c) All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by a Delayed Transfer Employee that results from an accident, incident or event occurring, or from an occupational disease which becomes manifest, on or after such Delayed Transfer Employee’s Transfer Date shall be retained or assumed, as applicable, by the entity that becomes the new employing entity on the Transfer Date.

Section 12.5 Collateral. On and after the Distribution Date, Marathon Petroleum (acting directly or through a member of the MPC Group) shall be responsible for providing all collateral required by insurance carriers in connection with WC Claims for which Liability is allocated to the MPC Group under this Article XII. Marathon Oil (acting directly or through a member of the MRO Group) shall be responsible for providing all collateral required by insurance carriers in connection with WC Claims for which Liability is allocated to the MRO Group under this Article XII.

Section 12.6 MPC Legacy Policies. Upon receipt by Marathon Oil of a statement for adjustments to the legacy policies involving Liabilities for which Marathon Petroleum is Liable under Section 12.1, Section 12.3 or Section 12.4, Marathon Oil will submit to Marathon Petroleum a copy of the workers’ compensation portion of the statement involving Downstream Employees. If the statement requires an additional premium for the workers’ compensation portion, Marathon Petroleum will submit a payment to Marathon Oil for the amount of such required premium, and if the statement provides for a return of premium paid for the workers’ compensation portion, Marathon Oil will submit a payment to Marathon Petroleum for the amount of such return of premium.

Section 12.7 MRO Legacy Policies. Upon receipt by Marathon Petroleum of a statement for adjustments to the legacy policies involving Liabilities for which Marathon Oil is Liable under Section 12.1, Section 12.3 or Section 12.4, Marathon Petroleum will submit to Marathon Oil a copy of the workers’ compensation portion of the statement involving Upstream Employees. If the statement requires an additional premium for the workers’ compensation portion, Marathon Oil will submit a payment to

Marathon Petroleum for the amount of such required premium, and if the statement provides for a return of premium paid for the workers’ compensation portion, Marathon Petroleum will submit a payment to Marathon Oil for the amount of such return of premium.

Section 12.8 Notification of Government Authorities. Marathon Petroleum (acting directly or through a member of the MPC Group) will have responsibility for notifying applicable governmental authorities, as appropriate, of any on-the-job injuries or WC Claims for which a member of the MPC Group is responsible under this Article XII. Marathon Oil (acting directly or through a member of the MRO Group) will have responsibility for notifying applicable Governmental Authorities, as appropriate, of any on-the-job injuries or WC Claims for which a member of the MRO Group is responsible under this Article XII. The Parties will cooperate in providing to each other information needed for these notifications and related filings.

Section 12.9 Assignment of Contribution Rights. Marathon Oil will transfer and assign (or will cause another member of the MRO Group to transfer and assign) to Marathon Petroleum or another member of the MPC Group all rights to seek contribution or damages from any applicable third party (such as a third party who aggravates an injury to a worker who makes a WC Claim) with respect to any WC Claim for which any member of the MPC Group is responsible pursuant to this Article XII. Marathon Petroleum will transfer and assign (or will cause another member of the MPC Group to transfer and assign) to Marathon Oil or another member of the MRO Group all rights to seek contribution or damages from any applicable third party (such as a third party who aggravates an injury to a worker who makes a WC Claim) with respect to any WC Claim for which any member of the MRO Group is responsible pursuant to this Article XII.

ARTICLE XIII

INCENTIVE COMPENSATION PLANS

Section 13.1 Equity Incentive Awards.

(a) General. This Article XIII sets forth obligations and agreements between the Parties with respect to the treatment of outstanding equity incentive awards under the MRO Stock Plans as of the Effective Time. Notwithstanding anything in this Agreement to the contrary, (i) for purposes of the MRO Stock Plans, Marathon Oil shall treat employment by MPC and each member of the MPC Group as employment by the MRO Group with respect to MRO Vested Options which are held by MPC Employees or Speedway Employees or by Delayed Transfer Employees who transfer from the MRO Group to the MPC Group and (ii) for purposes of the MPC Incentive Compensation Plan, MPC shall treat employment by Marathon Oil and each member of the MRO Group as employment by MPC under the MPC Incentive Compensation Plan with respect to MRO Vested Options which are held by MRO Employees or by Delayed Transfer Employees who transfer from the MPC Group to the MRO Group.

(b) Restriction on Exercisability of Options and SARs and Receipt or Sale of Stock. The Parties acknowledge and agree that blackout periods will be implemented with respect to options to purchase common stock issued by Marathon Oil or by Marathon Petroleum, whether such options are vested or unvested, for administrative reasons in accordance with the terms of the MRO Stock Plans or the MPC Incentive Compensation Plan, or any administrative practices or policies pursuant to which such plans are operated, as applicable. Further, the Parties acknowledge that the ability of holders of Equity Awards to (i) receive shares or common stock issued by Marathon Oil or Marathon Petroleum upon the vesting of an Equity Award other than options or (ii) direct that shares of common stock be sold upon vesting of an Equity Award may be subject to delays or limitations for administrative reasons during such blackout periods.

Section 13.2 Treatment of Outstanding MRO Unvested Options.

(a) All Holders Other than MPC Employees and Speedway Employees. Each MRO Unvested Option outstanding under the MRO Stock Plans at the Effective Time which is held by any Person other than an MPC Employee or a Speedway Employee shall remain an option to purchase Marathon Oil common stock issued under the applicable MRO Stock Plan (each such option, a “Remaining MRO Unvested Option”). Except as provided in this Section 13.2(a), each Remaining MRO Unvested Option shall be subject to the same terms and conditions after the Effective Time as the terms and conditions applicable to the corresponding MRO Unvested Option immediately prior to the Effective Time. The exercise price and number of shares subject to each Remaining MRO Unvested Option shall be adjusted by action of the Board of Directors or Marathon Oil under the applicable MRO Stock Plan as follows: (i) the per-share exercise price of each such Remaining MRO Unvested Option shall be equal to the product of (x) the per-share exercise price of the corresponding MRO Unvested Option immediately prior to the Effective Time and (y) the MRO Price Ratio, rounded up or down to the nearest whole cent, with one-half cents being rounded up (the “MRO Adjusted Exercise Price”) and (ii) the number of shares of Marathon Oil common stock subject to each such Remaining MRO Unvested Option shall be equal to the product of (x) the number of shares of Marathon Oil common stock subject to the corresponding MRO Unvested Option immediately prior to the Effective Time and (y) the quotient obtained by dividing (A) the excess of the MRO Pre-Distribution Stock Value over the original exercise price of such MRO Unvested Option by (B) the excess of the MRO Post-Distribution Stock Value over the MRO Adjusted Exercise Price, with any fractional share rounded down to the nearest whole share.

(b) MPC Employees and Speedway Employees. Each MRO Unvested Option outstanding under the MRO Stock Plans which is held by an MPC Employee or Speedway Employee at the Effective Time shall be converted as of the Effective Time into an option to purchase shares of Marathon Petroleum common stock (each such option, an “MPC Unvested Option”) pursuant to the terms of the MPC Incentive Compensation Plan subject to terms and conditions after the Effective Time that are substantially similar to the terms and conditions applicable to the corresponding MRO Unvested Option immediately prior to the Effective Time, except as provided in this Section 13.2(b). The exercise price and number of shares subject to such MPC Unvested Option shall be determined as follows: (i) the per-share exercise price of each such MPC Unvested Option shall be equal to the product of (x) the per-share exercise price of the corresponding MRO Unvested Option immediately prior to the Effective Time and (y) the MPC Price Ratio, rounded up or down to the nearest whole cent, with one-half cents being rounded up (the “MPC Adjusted Exercise Price”) and (ii) the number of shares of Marathon Petroleum common stock subject to each such MPC Unvested Option shall be equal to the product of (x) the number of shares of Marathon Oil common stock subject to the corresponding MRO Unvested Option immediately prior to the Effective Time and (y) the quotient obtained by dividing (A) the excess of the MRO Pre-Distribution Stock Value over the original exercise price of such MRO Unvested Option by (B) the excess of the MPC Stock Value over the MPC Adjusted Exercise Price, with any fractional share rounded down to the nearest whole share.

(c) Delayed Transfer Employees.

(i) Each MRO Unvested Option held by a Delayed Transfer Employee who is an MRO Employee shall be adjusted under Section 13.2(a) on the same basis as any other MRO Unvested Option. Each MRO Unvested Option held by a Delayed Transfer Employee who is an MPC Employee shall be adjusted under Section 13.2(b) on the same basis as any other MRO Unvested Option held by other MPC Employees.

(ii) Each Remaining MRO Unvested Option outstanding under the MRO Stock Plans held by a Delayed Transfer Employee who transfers from the MRO Group to the MPC Group shall be converted as of such Transfer Date into an option to purchase shares of Marathon Petroleum common stock (each such option, a “Delayed Transfer MPC Option”) pursuant to the terms of the MPC Incentive Compensation Plan and shall be subject to terms and conditions after such Delayed Transfer Employee’s Transfer Date that are substantially similar to the terms and conditions applicable to the corresponding Remaining MRO Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date, except as provided in this Section 13.2(c)(ii). The exercise price and number of shares subject to such Delayed Transfer MPC Option shall be determined as follows: (A) the per-share exercise price of each such Delayed Transfer MPC Option shall be equal to the product of (x) the per-share exercise price of the corresponding Remaining MRO Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the MPC Delayed Price Ratio, rounded up or down to the nearest whole cent with one-half cents being rounded up and (B) the number of shares of Marathon Petroleum common stock subject to each such Delayed Transfer MPC Option shall be equal to the product of (x) the number of shares of Marathon Oil common stock subject to the corresponding Remaining MRO Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the quotient obtained by dividing (I) the excess of the mean average of the high and low NYSE consolidated transactions system trading prices of Marathon Oil common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date over the exercise price of the Remaining MRO Unvested Option by (II) the excess of the mean average of the high and low NYSE consolidated transactions system trading prices of Marathon Petroleum common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date over the exercise price for the Delayed Transfer MPC Option, as determined under clause (A) of this Section 13.2(c)(ii), with fractional shares rounded down to the nearest whole share.

(iii) Each MPC Unvested Option outstanding under the MPC Incentive Compensation Plan held by a Delayed Transfer Employee who transfers from the MPC Group to the MRO Group shall be converted as of such Transfer Date into an option to purchase shares of Marathon Oil common stock (each such option, a “Delayed Transfer MRO Option”) pursuant to the terms of the Marathon Oil Corporation 2007 Incentive Compensation Plan and shall be subject to terms and conditions after such Delayed Transfer Employee’s Transfer Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding MPC Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date, except as provided in this Section 13.2(c)(iii). The exercise price and number of shares subject to such Delayed Transfer MRO Option shall be determined as follows: (A) the per-share exercise price of each such Delayed Transfer MRO Option shall be equal to the product of (x) the per-share exercise price of the corresponding MPC Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the MRO Delayed Price Ratio, rounded up or down to the nearest whole cent with one-half cents being rounded up and (B) the number of shares of Marathon Oil common stock subject to each such Delayed Transfer MRO Option shall be equal to the product of (x) the number of shares of Marathon Petroleum common stock subject to the corresponding MPC Unvested Option immediately prior to such Delayed Transfer Employee’s Transfer Date and (y) the quotient obtained by dividing (I) the excess of the mean average of the high and low NYSE consolidated transactions system trading prices of Marathon Petroleum common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date over the exercise price of the MPC Unvested Option by (II) the excess of the mean average of the high and low NYSE consolidated transactions system trading prices of Marathon Oil common stock on the last Trading Day on the NYSE immediately before such Delayed Transfer Employee’s Transfer Date over the exercise price for the Delayed Transfer MRO Option, as determined under clause (A) of this Section 13.2(c)(iii), with fractional shares rounded down to the nearest whole share.

Section 13.3 Treatment of Outstanding Vested Options.

(a) Subject to Section 13.3(b), each MRO Vested Option shall be adjusted as of the Effective Time such that the holder of such MRO Vested Option shall, immediately following the Effective Time, hold an adjusted vested option to purchase Marathon Oil common stock (a “Remaining MRO Vested Option”) and a vested option to purchase Marathon Petroleum common stock (an “MPC Vested Option”). Except as provided in this Section 13.3(a), each Remaining MRO Vested Option and each MPC Vested Option shall be subject to substantially the same terms and conditions after the Effective Time as the terms and conditions applicable to the corresponding MRO Vested Option immediately prior to the Effective Time, and (i) the per-share exercise price of each such Remaining MRO Vested Option shall be the MRO Adjusted Exercise Price (ii) the number of shares of Marathon Oil common stock subject to each such Remaining MRO Vested Option shall be equal to the quotient obtained by dividing (x) the Pre-Distribution Spread by (y) the sum of (A) the excess of the MRO Post-Distribution Stock Value over the MRO Adjusted Exercise Price plus (B) one half the excess of the MPC Post-Distribution Stock Value over the MPC Adjusted Exercise Price. The per-share exercise price of each such MPC Vested Option shall be the MPC Adjusted Exercise Price, and the number of shares of Marathon Petroleum common stock subject to each such MPC Vested Option shall be equal to one half the number of shares subject to the corresponding Remaining MRO Vested Option, with fractional shares rounded down to the nearest whole share.

(b) Any MRO Vested Option that is held by an MRO Employee to whom MPC common stock registered on Form S-8 cannot be issued shall be converted as provided in Section 13.2(a), rather than as provided in this Section 13.3. Any MRO Vested Option that is held by an MPC Employee to whom MRO common stock registered on Form S-8 cannot be issued shall be converted as provided in Section 13.2(b), rather than as provided in this Section 13.3.

Section 13.4 Treatment of Outstanding Vested Stock Appreciation Rights. Each MRO SAR shall be adjusted as of the Effective Time such that the holder of such MRO SAR shall, immediately following the Effective Time, hold an adjusted stock appreciation right with respect to Marathon Oil common stock (a “Remaining MRO SAR”) and a stock appreciation right with respect to Marathon Petroleum common stock (an “MPC SAR”). Except as provided in this Section 13.4, each Remaining MRO SAR and each MPC SAR shall be subject to substantially the same terms and conditions after the Effective Time as the terms and conditions applicable to the corresponding MRO SAR immediately prior to the Effective Time, and (i) the per-share exercise price of each such Remaining MRO SAR shall be the MRO Adjusted Exercise Price (ii) the number of shares of Marathon Oil common stock subject to each such Remaining MRO SAR shall be equal to the quotient obtained by dividing (x) the Pre-Distribution Spread by (y) the sum of (A) the excess of the MRO Post-Distribution Stock Value over the MRO Adjusted Exercise Price plus (B) one half the excess of the MPC Post-Distribution Stock Value over the MPC Adjusted Exercise Price, with any fractional share rounded down to the nearest whole share. The per-share exercise price of each such MPC SAR shall be the MPC Adjusted Exercise Price, and the number of shares of Marathon Petroleum common stock subject to each such MPC SAR shall be equal to one half the number of shares subject to the corresponding Remaining MRO SAR, with any fractional share rounded down to the nearest whole share.

Section 13.5 Treatment of Outstanding Restricted Stock.

(a) All Holders of Restricted Stock Other Than MPC Employees and Speedway Employees. MRO Restricted Stock which is held by any Person other than an MPC Employee or Speedway Employee immediately following the Effective Time shall be adjusted by multiplying the number of shares of MRO Restricted Stock subject to each grant by the MRO Share Ratio. If the resulting product includes a fractional share, the number of shares of MRO Restricted Stock shall be rounded down to the nearest whole share or maintained as fractional shares. The terms and conditions to which MRO Restricted Stock is subject shall be substantially the same both immediately prior to the Distribution and following the Distribution.

(b) MPC Employees and Speedway Employees. MRO Restricted Stock which is held by an MPC Employee or Speedway Employee immediately following the Effective Time shall be replaced with an award of a number of shares of restricted stock of MPC (“MPC Restricted Stock”) determined by multiplying the number of shares of MRO Restricted Stock subject to each grant by the MPC Share Ratio. If the resulting product includes a fractional share, the number of shares of MPC Restricted Stock shall be rounded down to the nearest whole share or maintained as fractional shares. MPC Restricted Stock shall be subject to substantially the same terms and conditions after the Distribution as the terms and conditions applicable to the corresponding MRO Restricted Stock grant immediately prior to the Distribution.

(c) Delayed Transfer Employees.

(i) MRO Restricted Stock held by a Delayed Transfer Employee who is employed by MPC or Speedway immediately following the Effective Time shall be adjusted under Section 13.5(a) on the same basis as any other MRO Restricted Stock held by any other MPC Employee or Speedway Employee. MRO Restricted Stock held by a Delayed Transfer Employee who is employed by MRO immediately following the Effective Time shall be adjusted under Section 13.5 on the same basis as any other MRO Restricted Stock held by an individual who is not an MPC Employee or Speedway Employee.

(ii) MRO Restricted Stock held by a Delayed Transfer Employee who transfers from the MRO Group to the MPC Group shall be converted as of such Delayed Transfer Employee’s Transfer Date into MPC Restricted Stock (such stock, “Delayed Transfer MPC Restricted Stock”). Delayed Transfer MPC Restricted Stock shall be issued pursuant to the terms of the MPC 2011 Incentive Compensation Plan and shall be subject to terms and conditions after the holder’s Transfer Date that are substantially similar to the terms and conditions applicable to the corresponding MRO Restricted Stock grant immediately prior to such Delayed Transfer Employee’s Transfer Date, except as provided in this Section 13.5(c)(ii). The number of shares of Delayed Transfer MPC Restricted stock subject to each grant shall be determined by multiplying (A) the number of shares of MRO Restricted Stock subject to each grant by (B) the MPC Delayed Share Ratio. Any fractional shares which result from such calculation shall be shall be rounded down to the nearest whole share or maintained as fractional shares.

(iii) MPC Restricted Stock held by a Delayed Transfer Employee who transfers from the MPC Group to the MRO Group shall be converted as of such Delayed Transfer Employee’s Transfer Date into MRO Restricted Stock (such stock, “Delayed Transfer MRO Restricted Stock”). Delayed Transfer MRO Restricted Stock shall be issued pursuant to the terms of the Marathon Oil Corporation 2007 Incentive Compensation Plan and shall be subject to terms and conditions after the holder’s Transfer Date that are substantially similar to the terms and conditions applicable to the corresponding MPC Restricted Stock grant immediately prior to such Delayed Transfer Employee’s Transfer Date, except as provided in this Section 13.5(c)(iii). The number of shares of Delayed Transfer MRO Restricted stock subject to each grant shall be determined by multiplying (A) the number of shares of MPC Restricted Stock subject to each grant by (B) the MRO Delayed Share Ratio. Any fractional shares which result from such calculation shall be shall be rounded down to the nearest whole shareor maintained as fractional shares.

Section 13.6 Treatment of Outstanding Restricted Stock Units.

(a) All Holders of MRO RSUs Other Than Downstream Employees and MPC Non-Employee Directors. MRO RSUs which are held by any Person other than an MPC Employee, a Speedway Employee or a nonemployee director who will serve as a nonemployee director of MPC immediately following the Effective Time shall be adjusted by multiplying the number of MRO RSUs subject to each grant by the MRO Share Ratio. If the resulting product includes a fractional unit, the number of MRO RSUs shall be rounded down to the nearest whole unit or maintained as fractional units. The other terms and conditions to which each MRO RSU is subject shall be substantially similar both immediately prior to and following the Effective Time.

(b) Downstream Employees and MPC Non-Employee Directors. MRO RSUs which are held by an MPC Employee, Speedway Employee or a nonemployee director who will serve as a director of MPC immediately following the Effective Time shall be converted into restricted stock units of MPC (“MPC RSUs”) by multiplying the number of MRO RSUs subject to each grant by the MPC Share Ratio. If the resulting product includes a fractional unit, the number of MPC RSUs shall be rounded down to the nearest whole unit or maintained as fractional units. MPC RSUs shall otherwise be subject to substantially the same terms and conditions after the Effective Time as the terms and conditions applicable to the corresponding MRO RSUs immediately prior to the Effective Time.

Section 13.7 Liabilities for Settlement of Awards.

Except as provided in Section 13.10 regarding Tax Withholding and Reporting for Equity-Based Awards:

(a) Settlement of MRO Options. Marathon Oil shall be responsible for all Liabilities associated with MRO Options (regardless of the holder of such awards) including any option exercise, share delivery, registration or other obligations related to the exercise of the MRO Options.

(b) Settlement of MPC Options. Marathon Petroleum shall be responsible for all Liabilities associated with MPC Options (regardless of the holder of such awards) including any option exercise, share delivery, registration or other obligations related to the exercise of the MPC Options.

(c) Settlement of MRO SARs. Marathon Oil shall be responsible for all Liabilities associated with MRO SARs (regardless of the holder of such awards) including any stock appreciation right exercise, share delivery, registration or other obligations related to the exercise of the MRO SARs.

(d) Settlement of MPC SARs. Marathon Petroleum shall be responsible for all Liabilities associated with MPC SARs (regardless of the holder of such awards) including any stock appreciation right exercise, share delivery, registration or other obligations related to the exercise of the MPC SARs.

(e) Settlement of Outstanding MRO Restricted Stock. Marathon Oil shall be responsible for all Liabilities associated with MRO Restricted Stock including any share delivery, registration or other obligations related to the settlement of the MRO Restricted Stock awards.

(f) Settlement of Outstanding MPC Restricted Stock. Marathon Petroleum shall be responsible for all Liabilities associated with MPC Restricted Stock including any share delivery, registration or other obligations related to the settlement of the MPC Restricted Stock awards.

(g) Settlement of Outstanding MRO RSUs. Marathon Oil shall be responsible for all Liabilities associated with MRO RSUs, including any share delivery, registration or other obligations related to the settlement of MRO RSUs.

(h) Settlement of Outstanding MPC RSUs. Marathon Petroleum shall be responsible for all Liabilities associated with MPC RSUs, including any share delivery, registration or other obligations related to the settlement of the MPC RSUs.

Section 13.8 SEC Registration. The Parties mutually agree to use commercially reasonable efforts to maintain effective registration statements with the SEC with respect to the long-term incentive awards described in this Article XIII, to the extent any such registration statement is required by applicable Law. Marathon Oil shall be responsible for taking all appropriate action to continue to maintain and administer the MRO Stock Plans and the awards granted thereunder so that they comply with applicable Law, including continued compliance with, and qualification under, Section 16 of the Securities Exchange Act of 1934 and the registration requirements under the Securities Act of 1933. Marathon Petroleum shall be responsible for taking all appropriate action (a) to adopt and administer the MPC Incentive Compensation Plan and the awards granted thereunder (including by way of conversion pursuant to this Article XIII) so that it and they comply with applicable Law, including compliance with, and qualification under, Section 16 of the Securities Exchange Act of 1934, and (b) to register the shares for issuance under the MPC Incentive Compensation Plan or any other equity-based plan of Marathon Petroleum (including shares acquired by conversion pursuant to this Article XIII), including the filing of a registration statement on an appropriate form with the U.S. Securities and Exchange Commission.

Section 13.9 Employee Grants. The MPC Committee or the Board of Directors of Marathon Petroleum shall have full discretion to grant options to purchase Marathon Petroleum common stock, award restricted stock or restricted stock units of Marathon Petroleum or grant other forms of compensation that are derived from the value of the equity of Marathon Petroleum, provided that the exercise of such discretion does not cause a materially adverse tax or accounting effect on Marathon Oil or any member of the MRO Group. The MRO Committee shall have full discretion to grant options to purchase Marathon Oil common stock, award restricted stock or restricted stock units of Marathon Oil or grant other forms of compensation that are derived from the value of the equity of Marathon Oil, provided that the exercise of such discretion does not cause a materially adverse tax or accounting effect on Marathon Petroleum or any member of the MPC Group.

Section 13.10 Tax Reporting and Withholding for Equity-Based Awards. Marathon Oil (or one of its Subsidiaries) will be responsible for all income, payroll or other tax reporting related to income of MRO Employees from equity-based awards, and Marathon Petroleum (or one of its Subsidiaries) will be responsible for all income, payroll or other tax reporting related to income of MPC Employees and Speedway Employees from equity-based awards. Similarly, Marathon Oil will be responsible for all income, payroll or other tax reporting related to income of its non-employee directors from equity-based awards, and Marathon Petroleum will be responsible for all income, payroll or other tax reporting related to income of its non-employee directors from equity-based awards. Further, Marathon Oil (or one of its Subsidiaries) shall be responsible for remitting applicable tax withholdings for MRO Employees to each applicable taxing authority, and Marathon Petroleum (or one of its Subsidiaries) shall be responsible for remitting applicable tax withholdings for MPC Employees or Speedway Employees to each applicable taxing authority; provided, however, that either Marathon Oil or Marathon Petroleum shall act as agent for the other company by remitting amounts withheld in the form of shares or in conjunction with an exercise transaction to an appropriate taxing authority. Marathon Oil and Marathon Petroleum will communicate with each other and with third-party providers to effectuate withholding and remittance of taxes, as well as required tax reporting, in a timely, efficient and appropriate manner.

ARTICLE XIV

SEVERANCE BENEFITS

Section 14.1 Termination Allowance Plans. Marathon Oil (acting directly or through a member of the MRO Group) and Marathon Petroleum (acting directly or through a member of the MPC Group) shall maintain comparable severance arrangements through respective Termination Allowance Plans. Such plans shall remain comparable until December 31, 2011. Marathon Oil (acting directly or through a member of the MRO Group) shall be responsible for eligible payments under its severance arrangements made on and after the Distribution Date, and Marathon Petroleum (acting directly or through a member of the MPC Group) shall be responsible for eligible payments under its severance arrangements made on and after the Distribution Date.

ARTICLE XV

INDEMNIFICATION

The obligations of Marathon Oil under this Agreement shall be deemed to be Marathon Oil Liabilities, as defined in the Distribution Agreement, and the obligations of Marathon Petroleum under this Agreement shall be deemed to be Marathon Petroleum Liabilities under the Distribution Agreement.

ARTICLE XVI

GENERAL AND ADMINISTRATIVE

Section 16.1 Sharing of Information. Subject to any limitations imposed by applicable Law, Marathon Oil and Marathon Petroleum (acting directly or through members of the MRO Group or MPC Group, respectively) shall provide to the other and their respective agents and vendors all Information relevant to the performance of the Parties under this Agreement, in accordance with Article XIII of the Distribution Agreement. The Parties also hereby agree to enter into any business associate agreements that may be required for the sharing of any Information pursuant to this Agreement to comply with the requirements of HIPAA.

Section 16.2 Transfer of Personnel Records and Authorizations.

(a) Subject to any limitations imposed by applicable Law, on the Distribution Date, Marathon Oil shall transfer and assign to Marathon Petroleum all personnel records, all immigration documents, including I-9 forms and work authorizations, all payroll deduction authorizations and elections, whether voluntary or mandated by Law, including but not limited to W-4 forms and deductions for benefits such as insurance, MRO and Marathon Petroleum Reimbursement Accounts Plans, Retirement and Thrift Plans, charitable giving, and purchases at the cafeterias, and all absence management records, Family and Medical Leave Act records, insurance beneficiary designations, Flexible Spending Account enrollment confirmations, attendance, and return to work information (“Benefit Management Records”) relating to MPC Participants. Marathon Oil shall transfer and assign to MPC all personnel records, immigration documents, payroll forms and benefit management records relating to Delayed Transfer Employees on the Transfer Date for each Delayed Transfer Employee. Subject to any limitations imposed by applicable Law, Marathon Oil, however, may retain originals of, copies of, or access to personnel Records, immigration records, payroll forms and Benefit Management Records as long as necessary to provide services to Marathon Petroleum (acting or on its behalf pursuant to the Transition Services Agreement between the Parties entered into as of the date of this Agreement. Immigration Records will, if and as appropriate, become a part of Marathon Petroleum’s public access file. Marathon Petroleum will use personnel records, payroll forms and benefit management records for lawful purposes only, including calculation of withholdings from wages and personnel management. It is understood that following the Distribution Date Marathon Oil records may be maintained by Marathon

Petroleum (acting directly or through one of its Subsidiaries) pursuant to Marathon Petroleum’s applicable records retention policy.

(b) Subject to any limitations imposed by applicable Law, on the Distribution Date, Marathon Petroleum shall transfer and assign to Marathon Oil all personnel records, all immigration documents, including I-9 forms and work authorizations, all payroll deduction authorizations and elections, whether voluntary or mandated by Law, including but not limited to W-4 forms and deductions for benefits such as insurance, and Benefit Management Records relating to MRO Participants. Subject to any limitations imposed by applicable Law, Marathon Petroleum shall transfer and assign to Marathon Oil all personnel records, immigration documents, payroll forms and benefit management records relating to Delayed Transfer Employees on the Transfer Date for each Delayed Transfer Employee. Marathon Petroleum, however, may retain originals of, copies of, or access to personnel Records, immigration records, payroll forms and Benefit Management Records as long as necessary to provide services to Marathon Oil (acting or on its behalf pursuant to the Transition Services Agreement entered into by the Parties as of the date of this Agreement). Immigration Records will, if and as appropriate, become a part of Marathon Oil’s public access file. Marathon Petroleum will use personnel records, payroll forms and benefit management records for lawful purposes only, including calculation of withholdings from wages and personnel management. It is understood that following the Distribution Date, Marathon Petroleum records may be maintained by Marathon Oil (acting directly or through one of its Subsidiaries) pursuant to Marathon Oil’s applicable records retention policy.

(c) As part of a spin-off of any MRO Welfare Plans, all information on file with a third-party administrator (including all information required to process claims and provide benefits under the applicable Welfare Plans) shall be transferred to the third-party administrator of the analogous MPC Welfare Plans, unless prohibited by applicable Law.

Section 16.3 Reasonable Efforts/Cooperation. Each of the Parties will use its commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement. The provisions of Section 14.8 of the Distribution Agreement shall apply to any action or third party claim to which an employee, director, member or Benefit Plan of the MRO Group or MPC Group is involved to the extent that such action or third-party claim relates to this Agreement or any such Benefit Plan.

Section 16.4 Employer Rights. Nothing in this Agreement shall prohibit Marathon Petroleum or any other member of the MPC Group from amending, modifying or terminating any MPC Benefit Plan, at any time within its sole discretion provided that any such amendment, modification or termination shall not relieve Marathon Petroleum from any obligation herein and shall comply with any applicable requirements of the Tax Sharing Agreement. Nothing in this Agreement shall prohibit Marathon Oil or any member of the MRO Group from amending, modifying or terminating any MRO Benefit Plan, at any time within its sole discretion provided that any such amendment, modification or termination shall not relieve Marathon Oil from any obligation herein and shall comply with any applicable requirements of the Tax Sharing Agreement. Nothing in this Agreement modifies any Benefit Plans intended to be qualified arrangements under Section 401(a) of the Code.

Section 16.5 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party and such consent is withheld, the Parties shall use their commercially reasonable efforts to implement the applicable provisions of this Agreement to the fullest extent practicable. If any provision of this Agreement cannot be implemented due to the failure to obtain any such third-party consent, the Parties shall negotiate in good faith to implement the provision in a mutually satisfactory manner; provided, however, neither Party shall have any obligation under this Agreement to the other Party to obtain a novation with respect to obligations which a Party might have with respect to any MPC Participant or MRO Participant.

Section 16.6 Not a Change in Control. The Parties acknowledge and agree that the transactions contemplated by the Distribution Agreement and this Agreement do not constitute a “change in control” for purposes of any MRO Benefit Plan or arrangement or any MPC Benefit Plan or other arrangement.

ARTICLE XVII

MISCELLANEOUS

Section 17.1 Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution Date, then all actions and events that are, under this Agreement, to be taken or occur effective immediately prior to, as of or following the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed to in writing by Marathon Oil and Marathon Petroleum, and neither Party shall have any Liabilities to the other Party under this Agreement.

Section 17.2 Ashland Asset Transfer and Contribution Agreement Liabilities. Marathon Oil assigns to Marathon Petroleum all Liabilities for any and all Benefit Plans arising under the indemnification provisions of the Ashland Asset Transfer and Contribution Agreement among Marathon Oil Company, Ashland Inc. and Marathon Ashland Petroleum Company LLC dated as of December 12, 1997 or any of the Transaction Documents referred to therein (collectively, the “ATCA”). In addition, Marathon Petroleum shall indemnify, defend and hold Marathon Oil harmless for indemnity obligations created by the ATCA relating to Benefit Plan Liabilities.

Section 17.3 Entire Agreement. This Agreement, including the Schedules hereto and the sections of the Distribution Agreement referenced herein, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement, and supersedes all prior agreements, negotiations, discussions, understandings and commitments, written or oral, between the Parties with respect to such subject matter.

Section 17.4 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION OR RULE THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 17.5 Amendment. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of Marathon Oil and Marathon Petroleum.

Section 17.6 Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to either Party, it is in writing signed by an authorized representative of such Party. The failure of either Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 17.7 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

Section 17.8 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

Section 17.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns; provided, however, that the rights and obligations of either Party under this Agreement shall not be assignable by such Party without the prior written consent of the other Party. The successors and permitted assigns hereunder shall include any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

Section 17.10 No Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the Parties and their respective Affiliates, successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including any MPC Participant and any MRO Participant. Furthermore, nothing in this Agreement is intended (i) to confer upon any employee or former employee of MRO, MPC or any member of the MRO Group or MPC Group any right to continued employment, or any recall or similar rights to an individual on layoff or any type of approved leave, or (ii) to be construed to relieve any insurance company of any responsibility for any employee benefit under any Benefit Plan or any other Liability. Nothing in this Agreement is intended as an amendment to any Benefit Plan or employment practice.

Section 17.11 Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the provisions of Section 14.9 of the Distribution Agreement.

Section 17.12 Performance. Each of Marathon Oil and MPC shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed indirectly by such Party or by the MRO Group or the MPC Group, respectively.

Section 17.13 Limited Liability. Notwithstanding any other provision of this Agreement, no individual who is a stockholder, director, employee, officer, agent or representative of Marathon Petroleum or Marathon Oil, in such individual’s capacity as such, shall have any Liability in respect of or relating to the covenants or obligations of such Party under this Agreement and, to the fullest extent legally permissible, each of Marathon Petroleum and Marathon Oil, for itself and its respective stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such Liability that any such Person otherwise might have pursuant to applicable Law.

Section 17.14 Dispute Resolution. The Parties agree that any dispute, controversy or claim between them with respect to the matters covered hereby shall be governed by and resolved in accordance with the procedures set forth in Article XII of the Distribution Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives as of the date first above written.

MARATHON OIL CORPORATION

By:
Name:
Title:

MARATHON PETROLEUM CORPORATION

By:
Name:
Title: